EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Daxor Corporation (the “Company”) on Form 10-Q for the period ending June 30, 2010 as filed with the Securities and Exchange Commission on the date thereof (the “Report”), I, Joseph Feldschuh, M.D., President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

          (2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Daxor Corporation.

/s/ Joseph Feldschuh, M.D.
Joseph Feldshcuh
President Chief Executive Officer Chairman of the Board of Directors Principal Executive Officer
August 12, 2010

A signed original of this written statement required by Section 906 has been provided to Daxor Corporation and will be retained by Daxor Corporation and furnished to the Securities and Exchange Commission or its staff upon request.